Exhibit 21.1

SCHEDULE OF SUBSIDIARIES

(in alphabetical order)

Below is a list comprised of (i) wholly-owned subsidiaries of Affiliated Managers Group, Inc. (the “Company”), (ii) entities in which the Company has a majority interest (direct and indirect) and (iii) entities in which the Company has a minority investment (direct and indirect), as of December 31, 2011.  Minority investments are indicated via asterisk (*).

1588153 Ontario Limited, an Ontario corporation

4444582 Canada Inc., a Canada corporation

9106-6001 Quebec Inc., a Quebec corporation

AA Portfolio Management Limited, a Cayman Islands exempted company

Advantage Outsourcing Solutions, LLC, a Delaware limited liability company

Affiliated Managers Group (Hong Kong) Limited, a limited company incorporated in Hong Kong

Affiliated Managers Group Limited, a limited company incorporated in the United Kingdom

Affiliated Managers Group Pty Ltd, a limited company incorporated in Australia

AKH Holdings LLC, a Delaware limited liability company

AMG Boston Holdings, LLC, a Delaware limited liability company

AMG Canada Corp., a Nova Scotia corporation

AMG Canada Holdings LLC, a Delaware limited liability company

AMG FL Holdings, LLC, a Delaware limited liability company

AMG Genesis, LLC, a Delaware limited liability company

AMG Global, Inc., a Delaware corporation

AMG LGP Acquisition, LLC, a Delaware limited liability company

AMG London Holdings Corp., a Delaware corporation

AMG New York Holdings Corp., a Delaware corporation

AMG Northeast Holdings, Inc., a Delaware corporation

AMG Northeast Investment Corp., a Delaware corporation

AMG PA Holdings Partnership (formerly known as E.C. Rorer Partnership), a Delaware general partnership

AMG Plymouth UK Holdings (1) Limited, a limited company incorporated in England and Wales

AMG Properties LLC, a Delaware limited liability company

AMG Renaissance Holdings LLC, a Delaware limited liability company

AMG Wealth Partners, LP, a Delaware limited partnership

AMG WF Holdings LLC, a Delaware limited liability company

AMG WM GP Holdings, LLC, a Delaware limited liability company

AMG WM LP Holdings, LLC, a Delaware limited liability company

AMG WP GP Holdings Corp., a Delaware corporation

AMG/FAMI Investment Corp., a Nova Scotia corporation

AMG/Midwest Holdings, Inc., a Delaware corporation

AMG/Midwest Holdings, LLC, a Delaware limited liability company

AMG/North America Holding Corp., a Delaware corporation

AMG/TBC Holdings, Inc., a Delaware corporation

AQR Capital Management Holdings, LLC, a Delaware limited liability company*

AQR Capital Management II, LLC, a Delaware limited liability company*

AQR Capital Management, LLC, a Delaware limited liability company*

Arrow Acquisition LLC, a Delaware limited liability company

Arrow Bidco Limited, a limited company incorporated in the United Kingdom

Artemis Asset Management Limited, a limited company incorporated in the United Kingdom

Artemis Fund Managers Limited, a limited company incorporated in the United Kingdom

Artemis Investment Management LLP, a United Kingdom limited liability partnership

Artemis Strategic Asset Management Limited, a limited company incorporated in the United Kingdom

Aston Asset Management, LP, a Delaware limited partnership

Beutel, Goodman & Company Ltd., a limited company incorporated in Canada*

BlueMountain Capital Management, LLC, a Delaware limited liability company*

BlueMountain GP Holdings, LLC, a Delaware limited liability company*

BMCM Acquisition, LLC, a Delaware limited liability company

Bowman Partners GP Co., a Cayman Islands exempted company

Catalyst Acquisition II, Inc., a Delaware corporation

Channel Ventures GP Limited, a Cayman Islands exempted company

Chicago Acquisition, LLC, a Delaware limited liability company

Chicago Equity Partners, LLC, a Delaware limited liability company

Cinegate Financial Services Inc., an Ontario corporation

Cinegate Production Management Services 2001 Inc., a Canada corporation

Deans Knight Capital Management Ltd., a Canada corporation*

El-Train Acquisition LLC, a Delaware limited liability company

Essex Investment Management Company, LLC, a Delaware limited liability company

FA (DE) Acquisition Company, LLC, a Delaware limited liability company

FA (WY) Acquisition Company, Inc., a Delaware corporation

FCMC Holdings LLC, a Delaware limited liability company

FIAMI Production Management Services 2001 Inc., a Canada corporation

First Asset Capital Management (III) Inc., an Ontario corporation

First Asset Resources Inc., an Ontario corporation

First Quadrant Corp., a New Jersey corporation

First Quadrant Holdings, LLC, a Delaware limited liability company

First Quadrant, L.P., a Delaware limited partnership

Fortigent Holdings Company, Inc., a Maryland corporation*

Foyston, Gordon & Payne Inc., a Canada corporation

Friess Associates of Delaware, LLC, a Delaware limited liability company

Friess Associates, LLC, a Delaware limited liability company

Frontier Capital Management Company, LLC, a Delaware limited liability company

Frontier Capital Management Incentive, LLC, a Delaware limited liability company

Gannett Welsh & Kotler, LLC (formerly known as Boston Interests, LLC), a Delaware limited liability company

GE Asia GP LLC, a Delaware limited liability company

Genesis Asset Managers, LLP (formerly known as Genesis Fund Managers, LLP), a Delaware limited liability partnership

Genesis Investment Management, LLP, a U.K. limited liability partnership*

Harding Loevner LP, a Delaware limited partnership

HWL Holdings Corp. (formerly known as SKYLP Holdings, Inc.), a Delaware corporation

J.M. Hartwell Limited Partnership, a Delaware limited partnership

Klee Asia I GP, LLC, a Delaware limited liability company

Klee Europe I GP, LLC, a Delaware limited liability company

Klee Europe II GP, LLC, a Delaware limited liability company

Klee USA I GP, LLC, a Delaware limited liability company

Klee USA II GP, LLC, a Delaware limited liability company

Long-Term Equity Interests Plan 2010, LP, a Delaware limited partnership*

Long-Term Equity Interests Plan 2011, LP, a Delaware limited partnership*

Louisbourg Investments Inc., a New Brunswick corporation*

LTEIP 2011 GP Holdings Corp., a Delaware corporation

LTEIP GP Holdings, LLC, a Delaware limited liability company

LTEIP LP Holdings, LLC, a Delaware limited liability company

M.J. Whitman LLC, a Delaware limited liability company

Managers Distributors, Inc., a Delaware corporation

Managers Investment Group LLC, a Delaware limited liability company

Manor LLC, a Delaware limited liability company

Monteverdi GP Limited, a limited company incorporated in Scotland

Montrusco Bolton Focus Global Fund Inc., a Cayman Islands corporation*

Montrusco Bolton Investments Inc., a Canada corporation*

New GAML Holdco, Ltd., a Cayman Islands exempted company

New Millennium Venture Partners Inc., an Ontario corporation

Odin GP, LLC, a Delaware limited liability company

PAIF GP Limited, a Cayman Islands exempted company

Pantheon (US) LLC, a Delaware limited liability company

Pantheon Birkin GP LLC, a Delaware limited liability company

Pantheon BVK GP LLC, a Delaware limited liability company

Pantheon Capital (Asia) Limited, a limited company incorporated in Hong Kong

Pantheon Capital Partners GP, LLC, a Delaware limited liability company

Pantheon Global Co-Investment Opportunities GP Ltd, a Cayman Islands exempted company

Pantheon GP Limited, a limited company incorporated in England and Wales

Pantheon Holdings Limited, a limited company incorporated in England and Wales

Pantheon KSA GP, LLC, a Delaware limited liability company

Pantheon Lille GP Limited, a limited company incorporated in Scotland

Pantheon OPERS GP, LLC, a Delaware limited liability company

Pantheon Partners Participation GP, LLC, a Delaware limited liability company

Pantheon PSI GP, LLC, a Delaware limited liability company

Pantheon Ventures (Guernsey) Limited, a Guernsey corporation

Pantheon Ventures (HK) LLP, an England and Wales limited liability partnership

Pantheon Ventures (Scotland) GP Limited, a limited company incorporated in Scotland

Pantheon Ventures (UK) LLP, an England and Wales limited liability partnership

Pantheon Ventures (US) Holdings LLP, a Delaware limited liability partnership

Pantheon Ventures (US) LP, a Delaware limited partnership

Pantheon Ventures Inc., a California corporation

Pantheon Ventures Limited, a limited company incorporated in England and Wales

Papillon GP, LLC, a Delaware limited liability company

PASIA V GP Limited, a limited company incorporated in Guernsey

PASIA VI GP, LLC, a Delaware limited liability company

PEAF VI GP, LLC, a Delaware limited liability company

PEURO IV GP, LLC, a Delaware limited liability company

PEURO V GP Limited, a limited company incorporated in Guernsey

PEURO VI GP Limited, a limited company incorporated in Guernsey

PEURO VII GP Limited, a limited company incorporated in Guernsey

PGIF GP Limited, a limited company incorporated in Guernsey

PGIF GP, LLC, a Delaware limited liability company

PGSF II GP, LLC, a Delaware limited liability company

PGSF III GP Limited, a limited company incorporated in Guernsey

PGSF III GP, LLC, a Delaware limited liability company

PGSF IV Feeder GP Limited, a limited company incorporated in England and Wales

PGSF IV GP, LLC, a Delaware limited liability company

PGSH GP, LLC, a Delaware limited liability company

Prides Crossing Holdings LLC, a Delaware limited liability company

Private Debt LLC, a Delaware limited liability company

PUSA VI GP, LLC, a Delaware limited liability company

PUSA VII GP, LLC, a Delaware limited liability company

PUSA VIII Feeder GP Limited, a limited company incorporated in England and Wales

PUSA VIII GP, LLC, a Delaware limited liability company

PUSA IX Feeder GP Limited, a limited company incorporated in England and Wales

PUSA IX GP, LLC, a Delaware limited liability company

PVP II GP, LLC, a Delaware limited liability company

Quartet Capital Corporation, an Ontario corporation

Red Mile Syndication Inc., an Ontario corporation

Rorer Asset Management, LLC, a Delaware limited liability company

SCP GP, LLC, a Delaware limited liability company

Shamrock GP Limited, a limited company incorporated in Guernsey

SPO GP, LLC, a Delaware limited liability company

Systematic Financial Management, L.P., a Delaware limited partnership

The Renaissance Group LLC, a Delaware limited liability company

Third Avenue Holdings Delaware LLC, a Delaware limited liability company

Third Avenue Management LLC, a Delaware limited liability company

TimesSquare Capital Management, LLC, a Delaware limited liability company

TimesSquare Manager Member, LLC, a Delaware limited liability company

Titan NJ GP Holdings, Inc., a Delaware corporation

Titan NJ LP Holdings, LLC, a Delaware limited liability company

TMF Corp., a Delaware corporation

Topspin Acquisition, LLC, a Delaware limited liability company

Trident NYC Acquisition, LLC, a Delaware limited liability company

Trilogy Global Advisors International LLP, a limited liability partnership incorporated in the United Kingdom

Trilogy Global Advisors UK Holdings Limited, a limited company incorporated in the United Kingdom

Trilogy Global Advisors, LP, a Delaware limited partnership

Tweedy, Browne Company LLC, a Delaware limited liability company

Tweedy, Browne Incentive LLC, a Delaware limited liability company*

VA Partners I, LLC, a Delaware limited liability company*

VA Partners III, LLC, a Delaware limited liability company*

VA SmallCap Partners, LLC, a Delaware limited liability company*

Value Partners Group Limited, a Cayman Islands exempted company*

ValueAct Capital Management, L.P., a Delaware limited partnership*

ValueAct Capital Management, LLC, a Delaware limited liability company *

ValueAct Holdings GP, LLC (formerly known as Catalyst GP, LLC), a Delaware limited liability company*

ValueAct Holdings, L.P. (formerly known as Catalyst Holdings, L.P.), a Delaware limited partnership*

ValueAct SmallCap Management, LLC, a Delaware limited liability company*

Welch & Forbes LLC, a Delaware limited liability company

Welch & Forbes, Inc., a Massachusetts corporation

Wilshire Financial Services Inc., an Alberta corporation*